   As filed with the Securities and Exchange Commission on February 5, 1999
                                              Registration Statement No. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   Form S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ---------------

                        ALBANY MOLECULAR RESEARCH, INC.
            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    2833                    14-1806984
     (State or Other     (Primary Standard Industrial     (I.R.S. Employer
       Jurisdiction       Classification Code Number)   Identification No.)
   of Incorporation or
      Organization)

                                ---------------

                  21 Corporate Circle, Albany, New York 12203
                                (518) 464-0279
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive office)

                                ---------------

                           THOMAS E. D'AMBRA, PH.D.
                     Chairman and Chief Executive Officer
                        Albany Molecular Research, Inc.
                              21 Corporate Circle
                          Albany, New York 12203-5154
                                (518) 464-0279
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                  Copies to:
         STUART M. CABLE, ESQ.                  ALEXANDER D. LYNCH, ESQ.
      Goodwin, Procter & Hoar LLP                 BABAK YAGHMAIE, ESQ.
            Exchange Place                  Brobeck, Phleger & Harrison LLP
   Boston, Massachusetts 02109-2881                  1633 Broadway
            (617) 570-1000                      New York, New York 10019
                                                     (212) 581-1600

                                ---------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-58795

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                               Proposed       Proposed
                                 Amount        Maximum        Maximum
  Title Of Each Class Of         To Be      Offering Price   Aggregate       Amount Of
Securities To Be Registered  Registered(1)    Per Share    Offering Price Registration Fee
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
 Common Stock, $0.01 par
  value per share.......     345,000 Shares     $20.00       $6,900,000        $1,919

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(1) Includes 45,000 shares of Common Stock which the underwriters have the option to purchase solely to cover over-allotments, if any.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  The information in the Registration Statement on Form S-1 filed by Albany Molecular Research, Inc. with the Securities and Exchange Commission (File No. 333-58795) pursuant to the Securities Act of 1933 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Albany, State of New York, on February 5, 1999.

                                          Albany Molecular Research, Inc.

                                               /s/ Thomas E. D'Ambra, Ph.D.
                                          By: _________________________________
                                                 Thomas E. D'Ambra, Ph.D.
                                               Chairman and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                         Title                Date

    /s/ Thomas E. D'Ambra, Ph.D.        Chairman of the          February 5,
-------------------------------------    Board, Chief                1999
      Thomas E. D'Ambra, Ph.D.           Executive Officer
                                         and Director
                                         (Principal
                                         Executive Officer)

                  *                     President and            February 5,
-------------------------------------    Director                    1999
       Donald E. Kuhla, Ph.D.

      /s/ Rodney A. Tillinghast         Controller and           February 5,
-------------------------------------    Acting Chief                1999
        Rodney A. Tillinghast            Financial Officer
                                         (Principal
                                         Accounting Officer)

                  *                     Vice President,          February 5,
-------------------------------------    Senior Research             1999
          Chester J. Opalka              Chemist and
                                         Director

                  *                     Director                 February 5,
-------------------------------------                                1999
     Anthony P. Tartaglia, M.D.

                  *                     Director                 February 5,
-------------------------------------                                1999
         Frank W. Haydu III

*By:/s/ Thomas E. D'Ambra, Ph.D.
  ----------------------------------
      Thomas E. D'Ambra, Ph.D.
          Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                         Page
                                                                         ----
  5.1 Opinion of Goodwin, Procter & Hoar LLP as to the validity of the securities being offered.
 23.1 Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto).
 23.2 Consent of KPMG LLP.